        As filed with the Securities and Exchange Commission December 12, 1997

                                                   File No. 333-25253

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /  X  /

    Pre-Effective Amendment No. _____                          /     /

    Post-Effective Amendment No. __2__                         /  X  /

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940/  X  /

    Amendment No. __3__                                        /  X  /


                              HARTFORD MIDCAP FUND, INC.

                  (Exact Name of Registrant as Specified in Charter)

                   P. O. Box 2999, Hartford, Connecticut  06104-2999
                       (Address of Principal Executive Offices)

          Registrant's Telephone Number including Area Code:  (203) 547-5000

                            C. Michael O'Halloran, Esquire
                   P.O. Box 2999, Hartford, Connecticut  06104-2999
                        (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering
Upon this Registration Statement being declared effective.

It is proposed that this filing will become effective (check appropriate box)

  __X__ immediately upon filing pursuant to paragraph (b) of Rule 485
  _____ on __________________ pursuant to paragraph (b) of Rule 485

  _____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  _____ on __________________ pursuant to paragraph (a)(1) of Rule 485
  _____ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
  _____ on __________________ pursuant to paragraph (a)(2) of Rule 485


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously elected to register an indefinite number of shares of its Common Stock.

The Rule 24f-2 Notice for the Registrant's 1997 fiscal year will be filed by March 31, 1998.

The purpose of this post-effective amendment is to (i) include a per share table for the Hartford MidCap Fund, Inc.; and (ii) include certain financial statements as part of the Statement of Additional Information in Part B of this Registration Statement. Parts A and B of the original Registration Statement, which are amended hereby, are incorporated by reference herein. This post-effective amendment does not amend or supersede Registrant's most recent post-effective amendment filed for the purpose of including the Class IB shares in a separate prospectus and statement of additional information.

                              HARTFORD MIDCAP FUND, INC.

                                Report for the period
                      July 15, 1997 (Commencement of Operations)
                                          to
                                  October 31, 1997

HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

                      SUPPLEMENT, DATED DECEMBER 12, 1997
                      TO THE PROSPECTUS DATED MAY 1, 1997
                       AS REVISED EFFECTIVE JULY 15, 1997

Hartford Advisers Fund, Inc.
Hartford Bond Fund, Inc.
Hartford Capital Appreciation Fund, Inc.
Hartford Dividend and Growth Fund, Inc.
Hartford Index Fund, Inc.
Hartford International Advisers Fund, Inc.
Hartford International Opportunities Fund, Inc.
Hartford MidCap Fund, Inc.
Hartford Mortgage Securities Fund, Inc.
Hartford Small Company Fund, Inc.
Hartford Stock Fund, Inc.
HVA Money Market Fund, Inc.

Effective December 12, 1997 the prospectus dated May 1, 1997 as revised July 15, 1997 is amended by including the following unaudited selected per share data and ratio information for Hartford MidCap Fund, Inc. for the period ended October 31, 1997. This information should be read in conjunction with the financial statements and related notes for the Funds included in the Statement of Additional Information dated May 1, 1997 as revised July 15, 1997, and as supplemented December 12, 1997.

HARTFORD MIDCAP FUND, INC.
SELECTED PER SHARE DATA AND RATIOS (unaudited)
Selected data for a share of Capital Stock outstanding throughout the period:

                                                                                                                        7/15/97 TO
                                                                                                                        10/31/97(A)
                                                                                                                        -----------
Net asset value at beginning of period................................................................................  $  1.00
Net investment income.................................................................................................    .0009
Net realized and unrealized gains (losses) on investments.............................................................      .05
                                                                                                                        -----------
      Total from investment operations................................................................................      .05
Dividends from net investment income..................................................................................        0
Distribution from net realized gains on securities....................................................................        0
      Return of capital...............................................................................................        0
                                                                                                                        -----------
Total from distributions..............................................................................................        0
Net increase (decrease) in net assets.................................................................................      .05
Net asset value at end of period......................................................................................  $  1.05
                                                                                                                        -----------
                                                                                                                        -----------
Total return..........................................................................................................     5.17%
Net Assets (in thousands).............................................................................................  $16,541
Ratio of operating expenses to average net assets.....................................................................      .33%(b)
Ratio of net investment income to average net assets..................................................................      .70%
Portfolio turnover rate...............................................................................................     34.6%
Average commission rate paid ($)......................................................................................  $.02426

---------

(a) The Fund was declared effective by the Securities and Exchange Commission on July 15, 1997.

(b) Without the Manager's voluntary waiver of certain of its expenses during the period, the Fund's ratio of expenses to average net assets would have been .76% (annualized).

                          HARTFORD MIDCAP FUND, INC.

                     Financial Statements for the period
                  July 15, 1997 (Commencement of Operations)
                                      to
                              October 31, 1997

SCHEDULE OF INVESTMENTS
HARTFORD MIDCAP FUND, INC.                                               OCTOBER 31, 1997

Shares or Principal Amount                                                   Market Value

COMMON STOCKS 96.94%

AEROSPACE AND DEFENSE                  1.45%
             11,455                    Loral Space and Communications             239,839

                                                                                 $239,839

BANKS                                  2.89%
              3,665                    Crestar Financial Corp.                    173,171
              4,275                    Mercantile Bankshares Inc.                 152,297
              2,405                    Old Kent Financial                         151,816

                                                                                 $477,284

BROADCASTING/                          0.95%
NEWSPAPERS/ADVERTISING
              2,235                    Omnicom Group Inc.                         157,847

                                                                                 $157,847

BUSINESS SERVICES                      2.57%
              2,870                    Fluor Corp.                                117,849
              2,445                    Halter Marine Group Inc.                   127,598
              4,700                    Manpower Inc.                              180,363

                                                                                 $425,810

CHEMICALS                              1.11%
              4,765                    Unifi Inc.                                 182,857

                                                                                 $182,857

COMMUNICATIONS                         2.21%
EQUIPMENT
              4,410                    Ciena Corp.                                242,550
              3,835                    General Cable Corp.                        123,679

                                                                                 $366,229

COMPUTER AND SERVICES                  2.21%
              3,570                    Altera Corp.                               158,419
              4,725                    SCI Systems Inc.                           206,719

                                                                                 $365,138

COMPUTERS AND OFFICE                   4.06%
EQUIPMENT
              4,970                    Adaptec Inc.                               240,734
              4,825                    EMC Corp.  - Mass                          269,597
              4,725                    Xilinx Inc.                                161,241

                                                                                 $671,572

CONSUMER DURABLES                      2.87%
              8,615                    Avis Rent A Car Inc.                       235,836
              6,930                    Hertz Corp.                                239,085

                                                                                 $474,921

CONSUMER NON-DURABLES                  2.52%
              9,595                    Polo Ralph Lauren Corp.                    248,271
              3,730                    Sunbeam Corp.                              168,783

                                                                                 $417,054

CONSUMER SERVICES                  5.36%


              9,825                    Host Marriott Corp.                        203,869
              2,495                    MGM Grand Inc.                             108,844
             14,685                    Mirage Resorts                             365,281
              6,305                    Starbucks Coffee                           208,065

                                                                                 $886,059

ELECTRONICS                            3.83%
             13,510                    Analog Devices                             412,055
              5,680                    Solectron Corp.                            222,230

                                                                                 $634,285

ENERGY AND SERVICES                    5.50%
              4,990                    Baker Hughes, Inc..                        228,916
              2,435                    Coflexip ADR                               133,925
              5,385                    Transocean Offshore                        290,790
              2,440                    Western Atlas Inc.                         210,145
                700                    Western Atlas Inc. - W/I                    46,550

                                                                                 $910,326

FINANCIAL SERVICES                     15.44%
              2,600                    Ace LTD.                                   241,313
              2,565                    BB&T Corp.                                 139,472
              7,405                    Equifax Inc.                               229,555
              4,980                    Finova Group Inc.                          217,253
              5,197                    Legg Mason Inc.                            254,637
              4,200                    MBIA Inc.                                  250,688
              3,515                    Mercantile Bancorporation                  170,478
              3,360                    Nationwide Financial Services              101,640
              4,415                    Northern Trust Corp.                       258,278
              3,705                    Peoples Heritage Financial Group           145,884
              2,565                    Price (T. Rowe) Associates                 169,931
              3,705                    State Street Corp.                         206,091
              3,982                    Summit Bancorp                             169,484

                                                                               $2,554,704

FOOD, BEVERAGE AND                     1.18%
TOBACCO
              6,970                    Coca Cola Enterprises                      195,160

           $195,160

HEALTH CARE                            9.92%
              2,980                    Bergen Brunswig Corp.                      119,200
              4,535                    Biomet                                     113,092
              1,300                    Cardinal Health Inc.                        96,363
              3,055                    Genzyme Corp.                               83,631
              8,880                    Health Management Associates Inc.          215,895
              5,040                    Manor Care Inc.                            172,305
              9,115                    Service Corp.  International               276,868
              5,700                    Sunrise Assisted Living Inc.               211,613
              7,530                    Tenet Healthcare Corp.                     229,665
              4,510                    Vencor Inc.                                121,488

                                                                               $1,640,120

HOTELS AND GAMING                      1.10%
              4,660                    Promus Hotels                              182,614

                                                                                 $182,614

INDUSTRIAL MATERIALS                   3.20%
              9,670                    Abitibi-Consolidated Inc.                  137,193
              4,620                    Morton International Inc.                  152,171
              4,895                    Santa Fe International Corp.               240,161

                                                                                 $529,525

MANUFACTURING                          6.88%
              3,455                    American Standard Cos.                     123,300


              2,945                    Avery Dennison International               117,064
             11,410                    Covance Inc.                               199,675
              2,010                    Danaher Corp.                              110,048
              2,705                    Dover Corp.                                182,588
              6,475                    Perkin Elmer                               404,688

                                                                               $1,137,363

MEDIA AND SERVICES                     4.46%
              3,140                    Clear Channel Communications               206,455
             13,040                    Outdoor Systems Inc.                       397,720
              3,215                    Stewart Enterprises Inc.                   133,423

                                                                                 $737,598

OIL SERVICE                            0.88%
              2,870                    Weatherford Enterra Inc.                   146,370

                                                                                 $146,370

RETAIL                                 6.61%
              4,085                    Bed and Bath Beyond Inc.                   129,699
             10,620                    Borders Group Inc.                         274,793
              3,805                    CVS Corp.                                  233,056
              5,538                    Dollar General                             182,754
             10,400                    Staples Inc.                               273,000

                                                                               $1,093,302

SOFTWARE AND SERVICES                  7.10%
              1,610                    America Online Inc.                        123,869
              6,155                    Ceridian Corp.                             239,660
              3,535                    Computer Sciences Corp.                    250,543
              5,300                    DST Systems Inc.                           186,825
              3,205                    Parametric Technology  Corp.               141,421
              3,690                    Peoplesoft Inc.                            232,009

                                                                               $1,174,327

TECHNOLOGY                             1.47%
              3,865                    Linear Technology Corp.                    243,012

                                                                                 $243,012

TRANSPORTATION                         1.16%
              5,875                    Southwest Airlines                         191,305

                                                                                 $191,305

TOTAL         COMMON STOCKS                                                   $16,034,621

SHORT TERM SECURITIES                  9.27%

REPURCHASE AGREEMENT                   9.27%
          1,533,000                    5.68  11/3/97 U.S. Govt Repo             1,533,000

                                                                               $1,533,000

TOTAL         SHORT TERM SECURITIES                                            $1,533,000

TOTAL INVESTMENTS                      106.21%                                $17,567,621

TOTAL LIABILITIES, LESS                (6.21%)                               ($1,026,942)
CASH AND OTHER LIABILITIES

NET ASSETS                            100.00%                                 $16,540,679

                                            Assets & Liabilities


HARTFORD MIDCAP FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AS OF              OCTOBER 31, 1997

ASSETS                                                      COST               VALUE
                                                     ------------------------------------
   Investment at value                                  $  17,875,407      $   17,567,621
   Cash                                                                               243

   Receivables
      Investment sold                                                             408,846

      Dividend                                                                      3,653
      Interest                                                                        725


                                                                          ---------------

TOTAL ASSETS                                                                   17,981,088

LIABILITIES
   Payable
      Investment purchased                                                      1,437,557






   Accrued expenses                                                                 2,852


                                                                          ---------------

TOTAL LIABILITIES                                                               1,440,409
                                                                          ---------------

NET ASSETS                                                                 $   16,540,679
                                                                          ---------------
                                                                          ---------------
SHARES OUTSTANDING                                                             15,727,155
NET ASSET VALUE PER SHARE                                                  $         1.05
                                                                          ---------------
                                                                          ---------------
NET ASSETS CONSIST OF:
   Share paid in capital                                                       16,840,245
   Accumulated undistributed net investment income                                 13,538
   Accumulated undistributed net realized gains/(losses)                           (6,728)
   Unrealized appreciation/(depreciation) of investments                         (306,376)
Total Net Assets                                                           $   16,540,679
                                                                          ---------------
                                                                          ---------------
CAPITAL SHARES
   Authorized                                             750,000,000
   Outstanding                                         $.10 Par Value          15,727,155

                                            Operations


HARTFORD MIDCAP FUND, INC.
STATEMENT OF OPERATIONS
YEAR TO DATE       OCTOBER 31, 1997

INVESTMENT INCOME
      Dividends                                                                 $   9,510
      Interest                                                                     10,455
      Less:  Foreign tax withheld                                                     (26)
                                                                          ---------------
              TOTAL INCOME                                                         19,939
                                                                          ---------------
   EXPENSES:
      Investment advisory fee                                                      11,276
      Administrative service fee                                                    3,446



      Other expenses                                                               (8,322)
                                                                          ---------------
             TOTAL EXPENSES                                                         6,400
                                                                          ---------------
NET INVESTMENT INCOME                                                              13,538
                                                                          ---------------

Net realized gain (loss) on security transactions                                  (6,728)


Net unrealized appreciation (depreciation) of investments during the period      (306,376)
                                                                          ---------------
Net realized and unrealized gain (loss) on investments                           (313,104)
                                                                          ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $  (299,566)
                                                                          ---------------
                                                                          ---------------

                                            Changes


HARTFORD MIDCAP FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEAR TO DATE       OCTOBER 31, 1997

                                                                                      FOR THE PERIOD
                                                                                       JULY 15, 1997
                                                                                      --------------
OPERATIONS:
   Net investment income                                                                  $   13,538
   Net realized gain (loss) on security transactions and foreign currency                     (6,728)
   Net realized gain (loss) on futures contracts                                                  -
   Net unrealized appreciation (depreciation) of investments during the period              (306,376)
                                                                                          -----------
       Net increase (decrease) in net assets resulting from operations                      (299,566)
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                                           0
   Net realized gain (loss) on security transactions                                               0
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                           16,851,748
   Reinvested dividends and distributions                                                          0
   Cost of shares repurchased                                                                (11,503)
                                                                                          -----------
      Net increase (decrease) from capital share transactions                             16,840,245
                                                                                          -----------
      Total increase (decrease) in net assets                                             16,540,679

NET ASSETS:
   Beginning of period                                                                             0
                                                                                          -----------
   End of period                                                                       $  16,540,679
                                                                                          -----------
                                                                                          -----------

CAPITAL SHARE TRANSACTIONS:

   Shares sold                                                                            15,738,251
   Reinvested distributions                                                                        0
   Shares redeemed                                                                           (11,096)
                                                                                          -----------
   Net increase (decrease) in shares outstanding                                          15,727,155
                                                                                          -----------
                                                                                          -----------

Hartford MidCap Fund Inc.
Notes to Financial Statements
October 31, 1997

1.  ORGANIZATION:

    Hartford MidCap Fund Inc. (the Fund) is organized under the laws of the State of Maryland and registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as a diversified open-ended management investment company.

    Fund shares are made available to serve as the underlying investment media of the variable annuity, variable life insurance and group pension contracts issued by the affiliated life insurance company Separate Accounts of the Hartford Life Insurance Companies (HL) (Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company). The Fund's investment objective is to seek growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.


2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Fund, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION -- Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

    Equity securities are valued at the last sales price reported on principal securities exchanges (domestic or foreign). If no sale took place on such day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate at the end of the reporting period. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at fair value by a person designated by the Fund's Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

    Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE TRANSACTIONS -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (HIMCO), or Wellington Management Company. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS ACCOUNTING PRINCIPLES -- The Fund enters into futures contracts to retain their cash balance and yet be exposed to the market thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders the
    investment return of a fully invested portfolio.   A futures contract is
    an agreement between two parties to buy and sell a security for a set price on a future date. When the fund enters into such contracts, it is required to deposit with the custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price or, in the absence of a last sale price, the last offering price or, in the absence of either of these prices, fair value is determined according to procedures established by the Fund's Board of Directors.

    At any time prior to expiration of the futures contract, the Fund may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

    The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as an investment and subsequently "marked to market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

    g) FEDERAL INCOME TAXES -- For Federal income tax purposes, the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income to its shareholders or otherwise complying with the requirements for regulated investment companies. Accordingly, no provision for Federal income taxes has been made.

    h) FUND SHARE VALUATION AND DIVIDEND DISTRIBUTIONS TO SHAREHOLDERS -- Orders for the Fund's shares are executed in accordance with the investment instructions of the contract owners. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of the Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of the Funds' shares received prior to the close of the Exchange on any day on which the fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the per-share net asset value next determined.

    Dividends are declared by the Fund's Board of Directors based upon the investment performance of the Fund. The policy with respect to the Hartford MidCap Fund Inc. is to distribute dividends from net investment income annually and distribute realized capital gains, if any, annually.

    j) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS -- HL Investment Advisors, Inc. (HL Advisers) a wholly-owned subsidiary of Hartford Life Insurance Company (HL) provides investment management and supervision for Hartford MidCap Fund Inc. pursuant to an Investment Management Agreement, which was approved by the Fund's Board of Directors and shareholders.

    The schedule below reflects the rates of compensation paid to HL Advisers for services rendered:

               AVERAGE DAILY NET ASSETS         ANNUAL FEE
               ------------------------         ----------
               On first $250 million                .575%
               On next $250 million                 .525%
               On next $500 million                 .475%
               Over $1 billion                      .425%

    Under a sub-investment advisory agreement between Wellington Management Company LLP (Wellington Management) and HL Advisors, Wellington Management provides sub-investment advisory services to the Fund. Wellington Management determines the purchase and sale of portfolio securities and places such orders for execution, in the name of the Fund. In conjunction with such activities, Wellington regularly furnishes reports to the Fund's Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT -- Under an Administrative Services Agreement between HL and the Fund, HL provides administrative services to the Fund and receives monthly compensation at the annual rate of .175% of the Fund's average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES -- Expenses of the Fund are charged to the Fund based on the ratio of the net assets of the Fund to the combined net assets of the Hartford Mutual Funds. Nonallocable expenses are charged to the Fund based on specific identification.

                                PART C

                           OTHER INFORMATION

  Item 24.  Financial Statements and Exhibits

       (a) Financial statements: Incorporated by reference to Parts A and B of this Post-Effective Amendment to the Registration Statement.


       (b)  Exhibits:
            (1)   Articles of Incorporation(a)
            (2)   By-Laws(a)
            (3)   Not Applicable
            (4)   Share Certificate(a)
            (5)   Form of Investment Management Agreement(a)
            (5.1) Form of Investment Sub-Advisory Agreement(a)
            (6)   Form of Principal Underwriting Agreement(b)
            (7)   Not Applicable
            (8)   Form of Custodian Agreement with State Street Bank and
                    Trust Company(a)
            (9)   Form of Administrative Services Agreement(a)
            (9.1) Form of Share Purchase Agreement(a)
            (10)  Opinion and Consent of Counsel(a)
            (11)  Consent of Independent Public Accountants(a)
            (12)  Not Applicable
            (13)  Subscription Agreement(a)
            (14)  Not Applicable
            (15)  Form of Rule 12b-1 Distribution Plan(b)
            (16)  Schedule of Performance Quotations(a)
            (17)  Not Applicable
            (18)  Form of Multi-Class Plan Pursuant to Rule 18f-3(b)
            (19)  Powers of Attorney(a)
            (27)  Financial Data Schedule

----------------------
  (a) Previously filed as exhibit to Registrant's Initial Registration Statement filed on April 16, 1997.
  (b) Previously filed as exhibit to Registrant's Post-Effective
      Amendment #1 filed on November 19, 1997.

  Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

       Inapplicable

  Item 26.  NUMBER OF HOLDERS OF SECURITIES

       As of November 10, 1997, the number of record holders of the Registrant's securities were:

       TITLE OF CLASS                     NUMBER OF RECORD HOLDERS
       --------------                     ------------------------
       Class IA, Common Stock,
       par value $0.10 per share                    2

       Class IB, Common Stock,
       par value $0.10 per share                    0

  Item 27.  INDEMNIFICATION

       Article EIGHTH of the Articles of Incorporation provides:

       EIGHTH: (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, creates a rebuttable presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

       (b) The Corporation shall indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure, a judgment in its favor by reason of the fact that he is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation.

       (c) To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and
       (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

       (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were neither interested persons nor parties to such action suit or proceeding, or
       (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion.

       (e) Expenses incurred in defending civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article and upon meeting one of the following conditions:

            (i) the indemnitee shall provide a security for his undertaking,
            (ii) the investment company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested, non-party Directors of the investment company, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

       (f) The corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such.

       (g) Anything to the contrary in the foregoing clauses (a) through (f) notwithstanding, no Director or Officer shall be indemnified by the Corporation and no insurance policy obtained by the Corporation will protect or attempt to protect any such person against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in a manner inconsistent with Securities and Exchange Commission Release 11330 under the Investment Company Act of 1940.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

       All of the information required by this item is set forth in Schedule D of the Form ADV, as amended, of the Registrant's investment adviser, HL Investment Advisors, Inc. (File No. 801-16814), Wellington Management (File No. 801-15908) and HIMCO (File No. 801-53542), and is incorporated herein by reference.

  Item 29.  PRINCIPAL UNDERWRITERS

       Hartford Securities Distribution Company, Inc. ("HSD") is an indirect wholly owned subsidiary of The Hartford Financial Services Group, Inc. HSD is the principal underwriter for the following registered investment companies: Hartford Life Insurance Company -- DC Variable Account I; Hartford Life Insurance Company -- Separate Account Two (DC Variable Account II); Hartford Life Insurance Company -- Separate Account Two (Variable Account "A"); Hartford Life Insurance Company -- Separate Account Two (QP Variable Account); Hartford Life Insurance Company --

       Separate Account Two (NQ Variable Account); Hartford Life Insurance Company -- Putnam Capital Manager Trust Separate Account; Hartford Life Insurance Company -- Separate Account Two; Hartford Life Insurance Company -- Separate Account Three; ITT Hartford Life and Annuity Insurance Company -- Separate Account Three; Hartford Life Insurance Company -- Separate Account Five; ITT Hartford Life and Annuity Insurance Company -- Separate Account One; ITT Hartford Life and Annuity Insurance Company -- Putnam Capital Manager Trust Separate Account Two.

       The Directors and principal officers of HSD and their position with the Registrant are as follows:

                                                     POSITION OR OFFICE
    NAME*                        HSD                   WITH REGISTRANT
    -----                    -----------             ------------------
    Peter Cummins            Vice-President          Vice President
    Lynda Godkin             Secretary               None
    John P. Ginnetti         Executive Vice          Vice President
                              President
    George Jay               Controller &            Controller & Treasurer
                              Fin. Principal
    Stephen T. Joyce         Asst. Secretary         None
    Glen J. Kvadus           Asst. Secretary         None
    Thomas M. Marra          Exec. Vice-Pres.        Vice President
    Paul Eugene Olson        Supv. Registered        None
                              Principal
    Edward M. Ryan, Jr.      Asst. Secretary         None
    Lowndes A. Smith         President               Chairman
    Donald W. Waggaman, Jr.  Treasurer               None

    * Principal business address is P.O. Box 2999, Hartford, CT  01604-2999

  Item 30. LOCATION OF ACCOUNTS AND RECORDS

           The Hartford Life Insurance Company
           P.O. Box 2999
           Hartford, CT 06104-2999

           AND

           State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110

  Item 31. MANAGEMENT SERVICES

           Not Applicable

  Item 32. UNDERTAKING

           1) The Registrant undertakes to furnish to each person to whom a prospectus has been delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

           2) The Registrant undertakes that it will file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement.

                              SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 11th day of December, 1997.


HARTFORD MIDCAP FUND, INC.

By: _______________________*________________
      Joseph H. Gareau
      Its: President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

  SIGNATURE                    TITLE                     DATE
  ---------                    -----                     ----

____________*______________    President                 December 11, 1997
  Joseph H. Gareau             (Chief Executive Officer
                                 & Director)


____________*______________    Controller & Treasurer    December 11, 1997
  George R. Jay                  (Chief Accounting Officer &
                                  Chief Financial Officer)


____________*______________    Director                   December 11, 1997
  Joseph A. Biernat


____________*______________    Director                   December 11, 1997
  Winifred E. Coleman


____________*______________    Director                   December 11, 1997
  William A. O'Neill

____________*______________     Director                  December 11, 1997
  Millard H. Pryor, Jr.


____________*______________     Director                  December 11, 1997
  Lowndes A. Smith


____________*______________    Director                   December 11, 1997
  John K. Springer



  /S/ KEVIN J. CARR                                       December 11, 1997
---------------------------
  * By Kevin J. Carr
          Attorney-in-fact

                                EXHIBIT INDEX


  EXHIBIT NO.                                      PAGE NO.
  -----------                                      --------

      27       Financial Data Schedules